Exhibit 99.1

DECKERS OUTDOOR CORPORATION COMPLETES SANUK ACQUISITION

GOLETA, California (July 5, 2011) — Deckers Outdoor Corporation (NASDAQGS: DECK) today announced that on July 1, 2011 it completed its previously announced acquisition of the Sanuk® brand which includes certain assets and liabilities of Sanuk U.S.A. LLC and of C. & C. Partners, LTD., the exclusive licensee for the Sanuk brand in the United States, Europe and Canada.

Deckers President, Chief Executive Officer and Chairman of the Board of Directors Angel Martinez, said: “We are very excited to have completed this compelling acquisition and add Sanuk to our portfolio of brands.  It is a young and innovative company that we believe has great growth potential both here in the United States and overseas. We look forward to working closely with the Sanuk team and utilizing Deckers’ global resources to build on the momentum they have created in the marketplace.”

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Deckers Outdoor Corporation strives to be a premier lifestyle marketer that builds niche brands into global market leaders by designing and marketing innovative, functional and fashion-oriented footwear developed for both high performance outdoor activities and everyday casual lifestyle use. Teva®, UGG® Australia, TSUBO®, and Ahnu® are registered trademarks of Deckers Outdoor Corporation. For more information, please visit www.Deckers.com.

This news release contains statements regarding our expectations, beliefs and views about our future performance which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” or by the fact that such statements relate to future, and not just historical, events or circumstances, including statements related to anticipated revenues, expenses, earnings, operating cash flows, the outlook for the Company’s markets and the demand for its products. The forward-looking statements in this news release regarding our future performance are based on currently available information as of the date of this release, and because our business is subject to a number of risks and uncertainties, some of which may be beyond our control, actual operating results in the future may differ materially from the future financial performance expected at the current time. Those risks and uncertainties include, among others: the recent financial crisis and current global economic uncertainty; the ability to realize returns on our new and existing retail stores; our ability to accurately forecast consumer demand; our ability to anticipate fashion trends; impairment losses on our intangible or tangible assets; flaws, shortages, or price fluctuations of raw materials that could interrupt product manufacturing and increase product costs; the risks of international commerce of manufacturing in China and Vietnam; the risks of conducting business outside the US, including foreign currency and global liquidity risks; the international markets we sell to are subject to compliance with a variety of laws and political and economic risks; risks related to international trade and import regulations and security procedures; our ability to implement our growth strategies; the success of our customers and the risk of losing one or more of our key customers; our ability to protect our intellectual property rights or deter counterfeiting; our dependence on independent manufacturers to maintain a continuous supply of finished goods that meet our quality standards; liquidity and market risks for our cash equivalents and short-term investments; the risk of losing key personnel; the interruption of key business processes and supporting information systems; loss of our warehouses; the impact of increases in petroleum and other energy prices, or demand for ocean containers or other means of transportation; the sensitivity of our sales to seasonal and weather conditions; we could be subject to additional income tax liabilities; our ability to compete effectively with our competition; and the volatility of our common stock. Certain of these risks and uncertainties, as well as others, are more fully described under the heading “Risk Factors” and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which the Company filed with the Securities and Exchange Commission on March 1, 2011, and under “Risk Factors” in any subsequent filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements contained in this news release, which speak only as of the date of this release. The Company undertakes no obligation to publicly release or update the results of any revisions to forward-looking statements, which may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The risks and uncertainties highlighted herein should not be assumed to be the only items that could affect the future performance or valuation of the Company.

Investor Contacts:

Tom George

Chief Financial Officer

(805) 967-7611

Brendon Frey

ICR

(203) 682-8200

Media Contact:

Errin Cecil-Smith

Director, Public Relations & Corporate Communications

errin.cecil-smith@deckers.com

(805) 967-7611